N810LA Helicopter Lease Agreement

This Helicopter Lease Agreement (this "**Agreement**") is made this January 10, 2020 and effective January 1, 2020 (the "**Effective Date**"), by and between Cobra Aviation Services LLC, a Delaware limited liability company ("**Lessor**") and Brim Equipment Leasing LLC, an Oregon limited liability company ("**Lessee**"). Each of Lessor and Lessee is sometimes hereinafter referred to as a "**Party**" and collectively as the "**Parties**" as the context requires.

WHEREAS, Lessor owns that certain MCDONNELL DOUGLAS HELICOPTER model 600N helicopter, bearing United States Registration Number N810LA, manufacturer's serial number RN044, with one ROLLS ROYCE (formerly Allison) model 250-C47M engine bearing manufacturer's serial number CAE-847851 (described on the International Registry Manufactures' List as model 250-C47, serial number 847851), and any appliances, components, parts, instruments, appurtenances, accessories, furnishings or other equipment of whatever nature (other than the engine or complete engines) which may from time to time be incorporated or installed in or attached to the airframe or any engine and includes replacement thereof (the "**Helicopter**"); and

WHEREAS, Lessor desires to lease the Helicopter to Lessee and Lessee desires to lease the Helicopter from Lessor.

NOW THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth, the Parties agree as follow:

1. Grant of Lease; Term. Subject to the terms and conditions set forth herein, Lessor hereby leases the Helicopter to Lessee and Lessee hereby leases the Helicopter from Lessor. The term of this Agreement shall begin on the date hereof and shall continue in effect for five (5) years, unless earlier terminated as provided herein. Each of Lessor and Lessee shall have the right to terminate this Agreement upon one hundred twenty (120) days' written notice to the other party for any or no reason, provided, however, that in the event the Helicopter has been committed to providing service for any customer of Lessee or any other third party, any notice of termination by Lessor with respect to such Helicopter shall not take effect until the termination of such commitment. This Agreement may also be terminated for cause in the case of an uncured Event of Default as described in Section 10 below, and shall terminate immediately and automatically without notice from either Party upon Lessee's suspension, revocation or surrender of any of its Part 133, 135, or 137 Certificates.

2. Delivery Condition; Acceptance; Valuation. Lessee and Lessor acknowledge and agree that the Helicopter has been delivered to Lessee in an Airworthy Condition, with a current "Annual Inspection" and "100 Hour Inspection." Lessor and Lessee further acknowledge and agree as to the Summary of MD 600 Component Information (the "**Component Summary**") set forth in Exhibit A attached hereto, and to the total valuation of those certain key components of the Helicopter described in the Component Summary at the time of delivery as set forth in such Exhibit A (the "**Delivery Component Value**"). In further evidence of support, the maintenance records underpinning the Delivery Component Value is set forth in Exhibit E attached hereto.

3. Use. Lessee shall use the Helicopter in a safe and appropriate manner and shall comply with and conform to all national, state, municipal, and other laws, ordinances and regulations in any way relating to the possession, use or maintenance of the Helicopter.

4. Maintenance and Repair. Lessee shall, at its own cost and expense, repair and maintain the Helicopter so as to keep it in good working order and operating condition during the term of this Agreement, including paying for: (i) any and all pre-flight and post-flight inspections and/or recurring inspections and scheduled and/or non-scheduled maintenance, and (ii) all inspections and other maintenance necessary for the Helicopter's operation under 14 CFR Parts 91, 133, 135, and 137. Except as otherwise provided below in this Section 4, Lessee shall be responsible for any damage or repair to the Helicopter which is caused or made necessary during the term of this Agreement while the Helicopter is under Lessee's, or its employees', agents', or representatives' control. However, notwithstanding the foregoing provisions of this Section 4, Lessor shall be responsible for the cost of parts and labor to comply with non- recurring mandatory Airworthiness Directives and Service Bulletins.

5. Rental Rate. Lessee shall pay to Lessor the Aircraft Rental Rate set forth on Exhibit B attached hereto (the "**Aircraft Rental Rate**"). Within 20 days after the end of each month during the term of this Agreement, Lessee shall deliver to Lessor: (a) a reasonably detailed accounting statement (each, a "**Monthly Statement**") setting forth the amounts payable during the previous month pursuant to this Agreement; and (b) the amount, if any, payable as set forth on such Monthly Statement. Within 10 days after Lessor's receipt of any Monthly Statement showing an amount payable, Lessee shall remit such payment to Lessor.

It is understood by the Parties hereto that Lessee shall make every reasonable commercial effort to make timely payments to Lessor, and that the foregoing payment terms are not a waiver of Lessor's right to ultimately receive payment from Lessee for work properly performed under this Agreement. Lessee will not be considered in default under this Agreement if it is in compliance with any of the payment terms set forth in this paragraph.

If full payment of an overdue amount is not made by Lessee to Lessor within thirty (30) days after Lessor's receipt of any Monthly Statement, Lessor shall have the right at that time to terminate this Agreement, and Lessee will then be required to make arrangements for, and pay the cost of, return of the Helicopter to Lessor. Nothing in the foregoing sentence shall be contstruted as a waiver of Lessee's obligation to pay the Aircraft Rental Rate.

6. Responsibilities and Fees.

(a) Lessor shall be responsible only for the following expenses related to the use of the Helicopter:

(i) Payment of all debt service, license and federal, state and local registration fees;

(ii) Any applicable property taxes due for the ownership and operation of the Helicopter; and

(iii) The cost of parts and labor to comply with non-recurring mandatory Airworthiness Directives and non-recurring mandatory Service Bulletins.

(b) Lessee shall be responsible for all other expenses, including but not limited to the following:

(i) Hangar storage;

(ii) Insurance on the Helicopter, as described in Section 8, below;

(iii) Fuel and regular operating oil; and

(iv) maintenance required (A) on account of accident, foreign object damage or misuse of the Helicopter or (B) all pre-flight and post-flight inspections and/or recurring inspections and scheduled and/or non-scheduled maintenance, and (C) all inspections and other maintenance necessary for the Helicopter's operation under 14 CFR Parts 133, 135, and 137.

7. Surrender. Upon the expiration of this Agreement, Lessee shall return the Helicopter to Lessor in good repair, condition and mechanical working order and unless otherwise provided for herein shall pay for all parts, mechanisms, devices, or materials required to make it so at the time of surrender, ordinary wear and tear resulting from proper use thereof excepted, by delivering the Helicopter, at Lessee's cost and expense, to a specified mutually agreeable location in the contiguous 48 United States.

Additionally, the total valuation of the key components of the Helicopter used to determine the Delivery Component Value will be determined as of the date of surrender (the "**Surrender Component Value**"), by referencing Lessee's maintenance records and utilizing the baseline values set forth in the Component Summary. If the Surrender Component Value exceeds the Delivery Component Value, Lessor will promptly pay to Lessee the difference between the Surrender Component Value and the Delivery Component Value, and conversely, if the Delivery Component Value exceeds the Surrender Component Value, Lessee will promptly pay to Lessor the difference between the Delivery Component Value and the Surrender Component Value. For illustrative purposes only, an example of the process described in this paragraph is attached hereto as Exhibit C (providing an example where Lessee pays Lessor) and Exhibit D (providing an example where Lessor pays Lessee).

8. Insurance. Lessee shall procure and continuously maintain insurance for all risk against loss of, or damage to, the Helicopter, and shall procure and continuously maintain liability and any other applicable property damage insurance. A copy of the coverages/policies maintained by Lessee has been provided to Lessor, and Lessor hereby agrees that such coverage is acceptable. Lessee shall provide reasonable evidence of such policy on an annual basis. Such policy shall name Lessor as additionally insured and shall also name Lessor as a loss

payee on the hull coverage. Lessee shall also provide Lessor with a certificate evidencing such insurance.

9. Mutual Indemnity. Each Party hereto (the "**Indemnifying Party**") will indemnify, defend and hold harmless the other Party hereto (the "**Indemnified Party**") and its affiliate companies, and its and their respective directors, officers, employees, agents, successors and assigns, from and against any and all third party claims, liabilities, obligations, costs, expenses and reasonable attorneys' fees (collectively, "**Damages**") arising out of or related to (a) the Indemnifying Party's actual or alleged breach of this Agreement (including, without limitation, any warranty, representation or obligation herein), and/or (b) any act, omission, conduct or negligence in connection with the Indemnifying Party's performance hereunder. This Section 9 will survive expiration or termination of this Agreement for any reason.

10. Default and Remedies. It shall be an Event of Default if Lessee or Lessor fails to observe, keep or perform any material provision of this Agreement required to be observed.

Upon the occurrence of an Event of Default by Lessor which is not cured within ten (10) days of receipt of written notice of the occurrence from Lessee, Lessee shall, as its sole and exclusive remedy, have the right to terminate this Agreement.

Upon the occurrence of an Event of Default by Lessee which is not cured within ten (10) days of receipt of written notice of the occurrence from Lessor, Lessor shall as its sole and exclusive remedy, have the right to exercise any one or more of the following remedies:

(a) take possession of the Helicopter, without demand or notice, wherever it may be located, without court order or other process of law; and

(b) terminate this Agreement;

Nothing in the foregoing clause shall be construed to relieve Lessee of its obligations to pay all amounts due under the Aircraft Rental Rate.

11. Ownership and Rights. The Helicopter is, and shall at all times be and remain, the sole and exclusive property of Lessor. Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Agreement.

12. Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be effective for all purposes if hand-delivered to the Party designated below or if sent by (a) certified or registered United States mail, postage prepaid, (b) by expedited delivery service, either commercial or United States Postal Service, with proof of delivery, or (c) by facsimile (provided that such facsimile is confirmed by expedited delivery service or by mail in the manner previously described), addressed as follows:

If to Lessee:	Brim Equipment Leasing LLC Attention: Julie Brim, President Physical Address: 445 Dead Indian Memorial Rd, Ashland, OR 97520 Mailing Address: PO Box 3009, Ashland, OR 97520 Email: Julie@brimaviation.com with a copy to Wexford Capital LP 411 West Putman Ave. Greenwich, CT 06830 Attn: Legal Email: legal@wexford.com
If to Lessor:	Cobra Aviation Services LLC Mark Layton Chief Financial Officer 14201 Caliber Drive, Suite 300 Oklahoma City, OK 73134 Phone: 405.563.9961 Email: mlayton@mammothenergy.com
With a copy to:	J. Matthew Thompson Senior Counsel 14201 Caliber Drive, Suite 300 Oklahoma City, OK 73134 Phone: 405.286.2077 Email: matt.thompson@mammothenergy.com
With a copy to:	McAfee & Taft A Professional Corporation Scott D. McCreary / John R. Chubbuck 10th Floor, Two Leadership Square 211 N Robinson Oklahoma City OK 73102-7103 Phone: 405.235.9621 Email: Scott.mccreary@mcafeetaft.com Email: john.chubbuck@mcafeetaft.com

or to such other address and person as shall be designated from time to time by Lessee or Lessor, as the case may be, in a written notice to the other in the manner provided for in this Section 12. The notice shall be deemed to have been given at the time of delivery if hand-delivered, or on the next business day after transmission if sent by confirmed facsimile, or in the case of registered or certified mail, on the third business day after deposit in the United States mail, or if by expedited delivery, upon the first attempted delivery on a business day. A Party receiving notice which

does not comply with the technical requirements for notice under this Section 12 may elect to waive any deficiencies and treat the notice as having been properly given.

13. Representations and Warranties of Lessee. Lessee represents and warrants as of the date hereof and during the entire term of this Agreement as follows:

(a) Lessee is a validly organized limited liability company under the laws of the State of Oregon, and the person executing on behalf of Lessee has full power and authority to execute this Agreement on behalf of Lessee and by such execution shall bind Lessee under this Agreement.

(b) No action, suit, or proceeding is currently pending or threatened against Lessee which shall in any material way affect Lessee's financial status as of the date thereof, or impair the execution, delivery, or performance by Lessee of this Agreement.

(c) The execution and delivery of this Agreement by Lessee and the performance of its obligations hereunder have been duly authorized by all necessary corporate or limited liability company action, and do not conflict with any provision of Lessee's articles of organization, bylaws, operating agreement, any governmental regulations, or any other agreements that Lessee may now have with other parties.

(d) Lessee is not subject to any restriction, which with or without the giving of notice, the passage of time, or both, prohibits or would be violated by or be in conflict with this Agreement.

(e) Lessee will not permit the Helicopter to be operated in any unsafe manner or contrary to any manual or instructions for the Helicopter or in material violation of the terms or conditions of any insurance policy covering the Helicopter or any applicable statute, regulation, ordinance, or other law.

14. Representations and Warranties of Lessor. Lessor represents and warrants as of the date hereof and during the entire term of this Agreement as follows:

(a) Lessor is a validly organized limited liability company under the laws of the State of Delaware, and has full power and authority to execute this Agreement on behalf of Lessor and by such execution shall bind Lessor under this Agreement.

(b) No action, suit, or proceeding is currently pending or threatened against Lessor which shall in any material way affect Lessor's financial status as of the date thereof, or impair the execution, delivery, or performance by Lessor of this Agreement.

(c) The execution and delivery of this Agreement by Lessor and the performance of its obligations hereunder have been duly authorized by all necessary corporate or limited liability company action, and do not conflict with any provision of Lessor's articles of organization, bylaws, operating agreement, any governmental regulations, or any other agreements that Lessee may now have with other parties.

(d) Lessor is not subject to any restriction, which with or without the giving of notice, the passage of time, or both, prohibits or would be violated by or be in conflict with this Agreement.

15. Assignment. Lessee shall not assign this Agreement or its interest in the Helicopter without prior written consent of Lessor. Any such attempted assignment shall be null and void.

16. Force Majeure. Non-performance of either Party shall be excused to the extent that performance is rendered impossible by acts of God, public enemies, war, civil disorder, labor disputes or strikes, fire, flood, explosion, governmental acts, orders or restrictions, or any other reason where failure to perform is beyond the control and not caused by the negligence of the non-conforming party.

17. Waiver. In no event shall any Party be liable for any claimed indirect, special, incidental, consequential or punitive damages, or for any damages consisting of damages for loss of use, revenue, profit, business opportunities and the like, even if the party had been advised of, or knew or should have known of, the possibility of such damages.

18. Governing Law. This Agreement has been delivered in the State of Delaware and shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware including all matters of construction, validity and performance, without giving effect to its conflict of laws provisions.

19. Jurisdiction and Venue. Exclusive jurisdiction and venue over any and all disputes between the parties arising under this Agreement shall be in, and for such purpose each party hereby submits to the jurisdiction of, the state and federal courts serving the State of Oregon.

20. Severability. If any provision of this Agreement is or becomes illegal, invalid or void under any applicable state or federal law under which performance hereunder is required, such provision will be considered severable, and the remaining provisions hereof will not be impaired, and this Agreement will be interpreted as far as possible so as to give effect to its stated purpose.

21. Execution. This Agreement may be executed in counterparts, each of which will be considered an original and all of which together will constitute one and the same agreement. Facsimile or other electronically transmitted signatures of this Agreement will constitute original signatures. At the request of any party, the parties will confirm facsimile or other electronically transmitted signatures by signing an original document.

22. Further Assurances. Each Party agrees to execute and deliver such other documents and to do and perform such other acts and things as the other Party may reasonably request to carry out the intent and accomplish the purposes of this Agreement.

23. Exhibits. The Exhibits referenced in this Agreement are part of this Agreement as if fully set forth in this Agreement.

24. Entire Agreement. The Parties acknowledge that this Agreement is the complete and exclusive statement of the mutual understanding of the Parties with respect to the subject matter hereof and supersedes and cancels all conflicting terms and conditions and all previous and contemporaneous written and oral agreements and communications relating to such subject matter. This Agreement may not be modified or amended except by a written amendment which states that it is intended to amend this Agreement and is executed by a duly authorized representative of each Party. This Agreement will be construed without regard to any presumption or other rule requiring construction against the Party causing this Agreement to be drafted.

[signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.

LESSOR:

Cobra Aviation Services LLC

By: ARTY STRUEHLA

Title: CEO

LESSEE:

Brim Equipment Leasing LLC

By: JULIE BRIM

Title: PRESIDENT

Exhibit A

Component Summary; Delivery Component Value

N810LA

As of 12/31/2019

			Summary of MD 600 Component Information						Delivery Component Value										
			Component Life		Cost			Last Done		Status		Next Due		Remaining		Key Component Value (2)		
Description	*Part Number*	Term	Years	Hours	Total (1)	*$ / Day*	*$ / Hour*	Date	Hobbs	Days	Hours	Date	Hobbs	Days	Hours	Days	Hours	Total
Tension-Torsion Straps (Set)	*500N5311-5*	Retire	5	–	$25,000	*$13.70*	–	03/19/18	–	287	–	03/18/24	–	1,540	–	$21,096	–	$21,096
Drive Shaft, Kaflex (Set)	*500N5215*	Retire	10	–	$24,000	*$6.58*	–	05/12/16	–	1,328	–	05/11/26	–	2,323	–	$15,275	–	$15,275
M/R Transmission Assy	*369F5100-507*	Overhaul	–	3,000	$90,000	–	*$30.00*		1,596	–	350		4,596	–	2,650	–	$79,506	$79,506
M/R Mast Assy	*369D22014-501*	Retire	–	3,500	$30,000	–	*$8.57*		454	–	1,946		3,500	–	1,554	–	$13,321	$13,321
M/R Hub Assy	*600N1200-503*	Overhaul	–	2,700	$70,000	–	*$25.93*		1,599	–	1,000		3,648	–	1,700	–	$44,077	$44,077
Blade Assy, Main Rotor (Set)	*500P2300-505*	Retire	–	3,200	$85,000	–	*$26.56*		1,704	–	242		4,904	–	2,958	–	$78,561	$78,561
Tailboom Assy.	*600N3500-509*	Retire	–	5,900	$90,000	–	*$15.25*		639	–	1,392		6,454	–	4,500	–	$68,769	$68,769
Fan Blade Assy (Set)	*500N5310-23*	Retire	–	12,500	$20,000	–	*$1.60*		1,596	–	350		14,096	–	12,150	–	$19,440	$19,440
HMU	*23078031*	Overhaul	–	2,500	$50,000	–	*$20.00*		–	–	1,946		2,500	–	554	–	$11,082	$11,082
Turbine Assy	*23063354*	Overhaul	–	2,000	$130,000	–	*$65.00*		1,597	–	349		3,597	–	1,651	–	$107,309	$107,309
Compressor Inspection	*23065593*	Inspection	–	2,000	$15,000	–	*$7.50*		1,329	–	618		3,329	–	1,382	–	$10,367	$10,367
Compresser Impeller	*23065591*	Retire	–	7,500	$120,000	–	*$16.00*		1,328	–	616		8,828	–	6,882	–	$110,117	$110,117
																		[illegible]

(1) Indicative current cost data provided by component vendors or OEM

(2) Key Component Value calculated by taking the days or hours remaining multiplied by the $ / day or $ / hour

Exhibit B Aircraft
Rental Amount

Aircraft Rental Rate: $90 per each flight hour

In determining the monthly Aircraft Rental Rate for the Helicopter, flight hours will be determined based on monthly average flight hours of all MD 600 aircraft (including the Helicopter) which are owned or leased in any particular month by Lessee (prorated for partial month ownership/leasing), and not on actual flight hours of solely the Helicopter.

For illustrative purposes only, the following examples are included:

Example 1: In a particular month, Lessee owns or leases a total of four MD 600 aircraft, including the Helicopter.

The actual usage of each aircraft is as follows:
Helicopter = 50 flight hours
Aircraft No. 2 = 100 flight hours
Aircraft No. 3 = 90 flight hours
Aircraft No. 4 = 0 flight hours

Average flight hour utilization per aircraft = (50 + 100 + 90 + 0) / 4 = 240 / 4 = 60 flight hours

The Aircraft Rental Rate for the Helicopter for such month = 60 hours x $90 = $5,400

Example 2: In a particular month, Lessee owns or leases a total of four MD 600 aircraft, including the Helicopter.

The actual usage of each aircraft is as follows:
Helicopter = 0 flight hours
Aircraft No. 2 = 100 flight hours
Aircraft No. 3 = 100 flight hours
Aircraft No. 4 = 0 flight hours

Average flight hour utilization per aircraft = (0 + 100 + 100 + 0) / 4 = 200 / 4 = 50 flight hours

The Aircraft Rental Rate for the Helicopter for such month = 50 hours x $90 = $4,500

Exhibit C

Illustrative Example of Surrender Calculations – Lessee Pays Lessor Key Component Value Difference

N810LA

As of 12/31/2019

Summary of MD 500 Component Information								Delivery Component Value			Surrender Component Value			Payment At End of Lease (3, 4)		
			Component Life		Cost			Key Component Value (2)			Key Component Value (2)			Cobra	Brim	Net Cobra /
Description	Part Number	Term	Years	Hours	Total (1)	$ / Day	$ / Hour	Days	Hours	Total	Days	Hours	Total	Payments	Payments	(Brim)
Tension-Torsion Straps (Set)	500N5311-5	Retire	5	–	$25,000	$13.70	–	$21,096	–	$21,096	$22,205	–	$22,205	$1,110	–	$1,110
Drive Shaft, Kaflex (Set)	500N5215	Retire	10	–	$24,000	$6.58	–	$15,275	–	$15,275	$3,866	–	$3,866	–	($11,408)	($11,408)
M/R Transmission Assy	369F5100-507	Overhaul	–	3,000	$90,000	–	$30.00	–	$79,506	$79,506	–	$64,784	$64,784	–	($14,722)	($14,722)
M/R Mast Assy	369D22014-501	Retire	–	3,500	$30,000	–	$8.57	–	$13,321	$13,321	–	$11,463	$11,463	–	($1,857)	($1,857)
M/R Hub Assy	600N1200-503	Overhaul	–	2,700	$70,000	–	$25.93	–	$44,077	$44,077	–	$37,512	$37,512	–	($6,564)	($6,564)
Blade Assy, Main Rotor (Set)	500P2300-505	Retire	–	3,200	$85,000	–	$26.56	–	$78,561	$78,561	–	$63,485	$63,485	–	($15,076)	($15,076)
Tailboom Assy.	600N3500-509	Retire	–	5,900	$90,000	–	$15.25	–	$68,769	$68,769	–	$54,198	$54,198	–	($14,571)	($14,571)
Fan Blade Assy (Set)	500N5310-23	Retire	–	12,500	$20,000	–	$1.60	–	$19,440	$19,440	–	$14,855	$14,855	–	($4,585)	($4,585)
HMU	23078031	Overhaul	–	2,500	$50,000	–	$20.00	–	$11,082	$11,082	–	$11,748	$11,748	$666	–	$666
Turbine Assy	23063354	Overhaul	–	2,000	$130,000	–	$65.00	–	$107,309	$107,309	–	$130,000	$130,000	$22,692	–	$22,692
Compressor Inspection	23065593	Inspection	–	2,000	$15,000	–	$7.50	–	$10,367	$10,367	–	$13,500	$13,500	$3,133	–	$3,133
Compresser Impeller	23065591	Retire	–	7,500	$120,000	–	$16.00	–	$110,117	$110,117	–	$85,337	$85,337	–	($24,780)	($24,780)
										[illegible]			[illegible]			($65,965)

(1) Indicative current cost data provided by component vendors or OEM

(2) Key Component Value calculated by taking the days or hours remaining multiplied by the $ / day or $ / hour

(3) At the end of the lease term or end of early lease termination, the net Cobra or Brim payment is calculated by taking the Surrender Component Value minus the Delivery Surrender Value

(4) If the Surrender Component Value exceeds the Delivery Component Value, Lessor will promptly pay to Lessee the difference between the Surrender Component Value and the Delivery Component Value, and conversely, if the Delivery Component Value exceeds the Surrender Component Value, Lessee will promptly pay to Lessor the difference between the Delivery Component Value and the Surrender Component Value

Exhibit D
Illustrative Example of Surrender Calculations – Lessor Pays Lessee Key Component Value Difference

N810LA
As of 12/31/2019

Summary of MD 600 Component Information							Delivery Component Value			Surrender Component Value			Payment At End of Lease (3, 4)		
		Component Life		Cost			Key Component Value (2)			Key Component Value (2)					
Description	Term	Years	Hours	Total (1)	$ / Day	$ / Hour	Days	Hours	Total	Days	Hours	Total	Cobra Payments	Brim Payments	Net Cobra / (Brim)
Tension-Torsion Straps (Set)	Retire	5	–	$25,000	$13.70	–	$21,096	–	$21,096	$22,205	–	$22,205	$1,110	–	$1,110
Drive Shaft, Kaflex (Set)	Retire	10	–	$24,000	$6.58	–	$15,275	–	$15,275	$3,866	–	$3,866	–	($11,408)	($11,408)
M/R Transmission Assy	Overhaul	–	3,000	$90,000	–	$30.00	–	$79,506	$79,506	–	$90,000	$90,000	$10,494	–	$10,494
M/R Mast Assy	Retire	–	3,500	$30,000	–	$8.57	–	$13,321	$13,321	–	$25,714	$25,714	$12,393	–	$12,393
M/R Hub Assy	Overhaul	–	2,700	$70,000	–	$25.93	–	$44,077	$44,077	–	$45,370	$45,370	$1,294	–	$1,294
Blade Assy, Main Rotor (Set)	Retire	–	3,200	$85,000	–	$26.56	–	$78,561	$78,561	–	$66,406	$66,406	–	($12,155)	($12,155)
Tailboom Assy.	Retire	–	5,900	$90,000	–	$15.25	–	$68,769	$68,769	–	$76,271	$76,271	$7,502	–	$7,502
Fan Blade Assy (Set)	Retire	–	12,500	$20,000	–	$1.60	–	$19,440	$19,440	–	$17,600	$17,600	–	($1,840)	($1,840)
HMU	Overhaul	–	2,500	$50,000	–	$20.00	–	$11,082	$11,082	–	$11,748	$11,748	$666	–	$666
Turbine Assy	Overhaul	–	2,000	$130,000	–	$65.00	–	$107,309	$107,309	–	$130,000	$130,000	$22,692	–	$22,692
Compressor Inspection	Inspection	–	2,000	$15,000	–	$7.50	–	$10,367	$10,367	–	$13,500	$13,500	$3,133	–	$3,133
Compresser Impeller	Retire	–	7,500	$120,000	–	$16.00	–	$110,117	$110,117	–	$85,337	$85,337	–	($24,780)	($24,780)
									[illegible]			[illegible]			$5,099

(1) Indicative current cost data provided by component vendors or OEM
(2) Key Component Value calculated by taking the days or hours remaining multiplied by the $ / day or $ / hour
(3) At the end of the lease term or end of early lease termination, the net Cobra or Brim payment is calculated by taking the Surrender Component Value minus the Delivery Surrender Value
(4) If the Surrender Component Value exceeds the Delivery Component Value, Lessor will promptly pay to Lessee the difference between the Surrender Component Value and the Delivery Component Value, and conversely, if the Delivery Component Value exceeds the Surrender Component Value, Lessee will promptly pay to Lessor the difference between the Delivery Component Value and the Surrender Component Value

Exhibit E
Run Sheets

BRIM AVIATION
P O BOX 3009
ASHLAND, OREGON 97520
445 DEAD INDIAN MEMORIAL RD
ASHLAND, OREGON 97520

PH: 541-482-1008
EMAIL: INFO@BRIMAVIATION.COM
WWW.BRIMAVIATION.COM

Maintenance Tracking Report

N810LA

GENERAL DETAILS

Operator: Brim Aviation

Serial No: RN044

A/C Type: MD 600N

Year: 0000-00-00

Flight Manual Revision:

Empty Weight (kg): 0.00

#1 Engine Type:

Serial No:

MAINTENANCE DETAILS

Date Of Values: 12-22-2019

Airframe:	572.80 hours	3229.00 cycles (LDGS)	361.97 Hook hours
Engine 1:	1945.90 hours	3229.00 Cycles	
Torque Events:	16314.00		
RINs:	19543.00		

BRIM AVIATION
P O BOX 3009
ASHLAND, OREGON 97520
445 DEAD INDIAN MEMORIAL RD
ASHLAND, OREGON 97520

PH: 541-482-1008
EMAIL: INFO@BRIMAVIATION.COM
WWW.BRIMAVIATION.COM

Maintenance Tracking Report

AIRCRAFT REGISTRATION: N810LA DATE: 12-22-2019

Inspection Type	Inspection	Reference	Period	Last Done	Next Due	Remaining
Airframe Inspection	ICA Onboard Systems hook Inspection	STC# SR00892SE	100 Airframe Hours	1873.40	1973.40	27.50 Hours
Limitation Note: Visually inspect hook, bumper, manual/electrical release cable for security, attachment, crack, damage, and corrosion. Move throughout full range of motion, and check for proper operation.						
General	100 Hour Insp.	100 Hour Insp.	100 Airframe Hours	1873.40	1973.40	27.50 Hours
Airframe Inspection	ICA Wire Strike Kit	STC# SH1713SO	100 Airframe Hours	1873.40	1973.40	27.50 Hours
Limitation Note: Inspect for condition and security of uppercutter Assy/lower cutter Assy and clades for deformation, corrosion, nicks, and cracks. Inspect for surface finish deterioration and corrosion.						
Airframe Inspection	ICA Door Openers	STC# SH2735NM	100 Airframe Hours	1873.40	1973.40	27.50 Hours
Limitation Note: Verify installation of safety clips, Door Fuselage Mount brackets: check fasteners for security, bracket condition, and operation of pneumatic cylinders						
Airframe Inspection	ICA Tech Tool Windows	STC# SR09192RC	100 Airframe Hours	1873.40	1973.40	27.50 Hours
Limitation Note: Inspect for condition of glass, and slider for proper operation and attachment						
Airframe Inspection	ICA FDC Filter Kit	STC# SR00877SE	100 Airframe Hours	1873.40	1973.40	27.50 Hours
Limitation Note: Visual inspection of filter element. Inspect, clean, and reoil elements as required. Inspect bypass air door, pressure sensing switch, and electrical connections. Inspect filter frame structure and hardware for cracks and general security						
Airframe Inspection	ICA Side Pull Kit	STC# SH5230NM	100 Airframe Hours	1873.40	1973.40	27.50 Hours
Limitation Note: Ensure swivel block moves freely, roll pin is tight and straight						
Airframe Inspection	ICA Rapid Removal Door Hinges	STC# SR00409SE	100 Airframe Hours	1873.40	1973.40	27.50 Hours
Limitation Note: Check for security of attachment, worn bushings, and proper operation of locking pins						
Airframe Inspection	ICA Skynode Data/Satcom	337 Dated 7/26/19	100 Airframe Hours	1873.40	1973.40	27.50 Hours
Limitation Note: Check for security of attachment and condition of components						
Airframe Calendar Inspections	ICA Pulselite	Aero LED Installation Doc# 0003-0004	100 Airframe Hours	1873.40	1973.40	27.50 Hours
Limitation Note: Overall inspection and two max faulty LED's						
General	Fan Support Brg. Regrease	Fan Support Brg. Regrease	24 Months	01-16-2018	01-16-2020	17 Days
General	Fan Pitch Brg. Regrease	Fan Pitch Brg. Regrease	24 Months	01-16-2018	01-16-2020	17 Days
General	M/R Swashplate Regrease	M/R Swashplate Regrease	24 Months	01-16-2018	01-16-2020	17 Days
General	150 Hour Eng. Insp.	150 Hour Eng. Insp.	150 Engine1 Hours	1873.40	2023.40	77.50 Hours
General	300 Hour Insp.	300 Hour Insp.	300 Airframe Hours	1879.60	2179.60	233.70 Hours
General	300 Hour Eng. Insp.	300 Hour Eng. Insp.	300 Engine1 Hours	1879.60	2179.60	233.70 Hours
General	M/R Upper Brg. Regrease	M/R Upper Brg. Regrease	300 Airframe Hours	1879.60	2179.60	233.70 Hours
General	Fwd & Ctr. Cable Insp.	Fwd & Ctr. Cable Insp.	300 Airframe Hours	1879.60	2179.60	233.70 Hours
General	600 Hour Insp.	600 Hour Insp.	600 Airframe Hours	1596.10	2196.10	250.20 Hours
General	Cyclic Control Sys. Insp.	Cyclic Control Sys. Insp.	600 Airframe Hours	1596.10	2196.10	250.20 Hours
General	Fan Clevis Insp.	Fan Clevis Insp.	600 Airframe Hours	1596.10	2196.10	250.20 Hours
Airframe Inspection	ICA Lead Acid Battery	STC# SR01564LA	600 Airframe Hours	1596.10	2196.10	250.20 Hours
Limitation Note: Perform capacity test						
General	Yearly Insp.	Yearly Insp.	12 Months	06-12-2019	06-12-2020	165 Days
General	600 Hour Insp.	600 Hour Insp.	12 Months	06-12-2019	06-12-2020	165 Days
General	Fan G/B Oil Change	Fan G/B Oil Change	12 Months	06-12-2019	06-12-2020	165 Days
General	M/R Driveshaft Insp.	M/R Driveshaft Insp.	12 Months	06-12-2019	06-12-2020	165 Days
General	ELT Test (91.207D)	ELT Test (91.207D)	12 Months	06-12-2019	06-12-2020	165 Days
Airframe Inspection	ICA Lead Acid Battery	STC# SR01564LA	1 Years	06-12-2019	06-12-2020	165 Days
Limitation Note: Perform capacity test						

ICA		Reference	Period	Last Done	Next Due	Remaining
Airframe Inspection	ICA Aspen EDF1000	Aspen installation manual Doc# A-01-126-00 REV H	1 Years	06-12-2019	06-12-2020	165 Days
Limitation Note: Inspect connections and opps check						

BRIM AVIATION
P O BOX 3009
ASHLAND, OREGON 97520
445 DEAD INDIAN MEMORIAL RD
ASHLAND, OREGON 97520

PH: 541-482-1008
EMAIL: INFO@BRIMAVIATION.COM
WWW.BRIMAVIATION.COM

Maintenance Tracking Report

AIRCRAFT REGISTRATION: N810LA DATE: 12-22-2019

			Period	Last Done	Next Due	Remaining
General	Annual Insp.	Annual Insp.	12 Months	07-26-2019	07-26-2020	209 Days
Airframe Inspection	Full AD Audit		1 Years	00-00-0000	07-26-2020	209 Days
Limitation Note: Fully audit all AD's and verify compliance, also verify that there are no new AD's						
Airframe Inspection	ICA Garmin GNS 40W	STC# SR02232LA	1 Years	08-30-2019	08-30-2020	244 Days
Limitation Note: Inspect connections and opps check						
General	Fan Pitch Brg. Retainer Insp.	Fan Pitch Brg. Retainer Insp.	1200 Airframe Hours	1311.40	2511.40	565.50 Hours
General	Fan Support Brg. Regrease	Fan Support Brg. Regrease	1200 Airframe Hours	1311.40	2511.40	565.50 Hours
General	Fan Pitch Brg. Regrease	Fan Pitch Brg. Regrease	1200 Airframe Hours	1311.40	2511.40	565.50 Hours
General	Fwd & Ctr. Cable Insp.	Fwd & Ctr. Cable Insp.	12 Months	11-01-2019	11-01-2020	307 Days
Airframe Inspection	Upper Longeron Insp L153, R153		1200 Airframe Hours	1596.10	2796.10	850.20 Hours
General	Horizontal Stab. Mount Insp.	Horizontal Stab. Mount Insp.	1200 Airframe Hours	1596.10	2796.10	850.20 Hours
General	NOTAR Fan Insp.	NOTAR Fan Insp.	1200 Airframe Hours	1596.10	2796.10	850.20 Hours
General	Anti-Torque Fan Insp.	Anti-Torque Fan Insp.	24 Months	06-12-2019	06-12-2021	530 Days
General	Fan Pitch Brg. Retainer Insp.	Fan Pitch Brg. Retainer Insp.	24 Months	06-12-2019	06-12-2021	530 Days
General	M/R Lower Brg. Regrease	M/R Lower Brg. Regrease	24 Months	06-12-2019	06-12-2021	530 Days
General	Altimeter Insp. (91.411)	Altimeter Insp. (91.411)	24 Months	07-23-2019	07-23-2021	571 Days
General	Transponder Insp. (91.413)	Transponder Insp. (91.413)	24 Months	07-23-2019	07-23-2021	571 Days
General	M/R Upper Brg. Regrease	M/R Upper Brg. Regrease	24 Months	11-01-2019	11-01-2021	672 Days
General	M/R Swashplate Regrease	M/R Swashplate Regrease	2700 Airframe Hours	1311.40	4011.40	2065.50 Hours
General	M/R Lower Brg. Regrease	M/R Lower Brg. Regrease	2700 Airframe Hours	1596.10	4296.10	2350.20 Hours
General	ELT Battery	ELT Battery	0 Months	06-12-2019	05-15-2025	1963 Days
General	Lower Longeron Insp.	Lower Longeron Insp.	15000 Airframe Hours	1596.10	16596.10	14650.20 Hours

Components

Part No.	Description	Serial No.	Life At Install	Period	Last Done	Next Due	Remaining
250-C47M	Engine	CAE-847851	0.00	On Condition	N/A	On Condition	N/A
23063354	Turbine Assy.		-	2000 Engine1 Hours	-	-	- Hours
23077067	Fuel Nozzle		-	2000 Engine1 Hours	-	-	- Hours
23005366	Bleed Valve		-	1500 Engine1 Hours	-	-	- Hours
23078032 (OH)	HMU	JGALM0533	0.00	2500 Engine1 Hours	0.00	2500.00	554.10 Hours OH

Airframe Lifed Components

Part No.	Description	Serial No.	Life At Install	Period	Last Done	Next Due	Remaining
600N7630-3 (OH)	M/R Swashplate (Overhaul)	na	0.00	2700 Airframe Hours	0.00	2700.00	754.10 Hours OH
500N5364-3 (R)	Fan Support Bearing (Retire)	059150-0209	0.00	2400 Airframe Hours	0.00	2400.00	454.10 Hours R
500N7120-3 (R)	Pitch Plate Bearing (Retire)	062355-0119	0.00	2400 Airframe Hours	0.00	2400.00	454.10 Hours R
500N5363-7	Pitch Plate Assy.	008158-0092	0.00	7500 Airframe Hours	0.00	7500.00	5554.10 Hours
500N5311-5 (R)	Tension-Torsion Strap (Retire)	NA	0.00	5 Years	03-19-2019	03-19-2024	1541.00 Days R
528-029-00	Onboard Cargo Hook	00424	0.00	1000 Hook hours	145.00	1145.00	783.03 Hours
528-029-00	Onboard Cargo Hook	00424	0.00	1 Years	06-12-2019	06-12-2020	165.00 Days
500N5215 (OH)	Drive Shaft, Kaflex	0599	0.00	10 Years	05-12-2016	05-11-2026	2324.00 Days OH
500N5215 (OH)	Drive Shaft, Kaflex	0092	0.00	10 Years	05-12-2016	05-11-2026	2324.00 Days OH
369D25501-9 (OH)	Drive Shaft, Coupling (Kaflex)	6224	0.00	10 Years	05-12-2016	05-11-2026	2324.00 Days OH
369D25501-9 (OH)	Drive Shaft, Coupling (Kaflex)	6256	0.00	10 Years	05-12-2016	05-11-2026	2324.00 Days OH
500N5200 (R)	Drive Shaft, Fan	6084-N188	0.00	1200 Airframe Hours	1201.00	2401.00	455.10 Hours R
500N5200	Drive Shaft, Fan	6084-N188	0.00	1000000 FAN D/S RINS	934545.00	1934545.00	260639.80 RINS
0141823J (R)	ELT Battery	N/A	0.00	76 Months	11-19-2019	02-19-2026	2243.00 Days R

BRIM AVIATION
P O BOX 3009
ASHLAND, OREGON 97520
445 DEAD INDIAN MEMORIAL RD
ASHLAND, OREGON 97520

PH: 541-482-1008
EMAIL: INFO@BRIMAVIATION.COM
WWW.BRIMAVIATION.COM

Maintenance Tracking Report

AIRCRAFT REGISTRATION: N810LA DATE: 12-22-2019

RG-624	Airframe Battery	41007401	0.00	On Condition	N/A	On Condition	N/A
500N5357-13	Shaft, Notar Fan Sup.	012053-0057	0.00	4000 Airframe Hours	0.00	4000.00	2054.10 Hours
600N3950-3 (R)	Torque Tube, Horiz	8564-0005	0.00	1000 Airframe Hours	1596.10	2596.10	650.20 Hours R
600N3950-3	Torque Tube, Horiz	8564-0003	0.00	1000 Airframe Hours	1596.10	2596.10	650.20 Hours
369F5450-5 (OH)	Overrunning Clutch	494	0.00	1800 Airframe Hours	454.10	2254.10	308.20 Hours OH
600N1200-503 (OH)	M/R Hub Assembly (Overhaul)	009999-0040	650.10	2700 Airframe Hours	1596.10	3646.00	1700.10 Hours OH
369F5100-507	M/R Transmission Assy.	005304-0284	0.00	3000 Airframe Hours	1596.10	4596.10	2650.20 Hours
369D28550	Starter / Generator (Overhaul)	S00065	264.10	1200 Airframe Hours	1749.20	2685.10	739.20 Hours
500P2300-505	Blade Assy, Main Rotor	646U	0.00	1000000 Blade RINS	615811.50	1615811.50	912931.50
500P2300-505	Blade Assy, Main Rotor	646U	0.00	3200 Airframe Hours	1703.50	4903.50	2957.60 Hours
500P2300-505	Blade Assy, Main Rotor	647U	0.00	3200 Airframe Hours	1703.50	4903.50	2957.60 Hours
500P2300-505	Blade Assy, Main Rotor	647U	0.00	1000000 Blade RINS	615811.50	1615811.50	912931.50 RINS
500P2300-505	Blade Assy, Main Rotor	648U	0.00	3200 Airframe Hours	1703.50	4903.50	2957.60 Hours
500P2300-505	Blade Assy, Main Rotor	648U	0.00	1000000 Blade RINS	615811.50	1615811.50	912931.50 RINS
500P2300-505	Blade Assy, Main Rotor	649U	0.00	3200 Airframe Hours	1703.50	4903.50	2957.60 Hours
500P2300-505	Blade Assy, Main Rotor	649U	0.00	1000000 Blade RINS	615811.50	1615811.50	912931.50 RINS
500P2300-505	Blade Assy, Main Rotor	650U	0.00	3200 Airframe Hours	1703.50	4903.50	2957.60 Hours
500P2300-505	Blade Assy, Main Rotor	650U	0.00	1000000 Blade RINS	615811.50	1615811.50	912931.50 RINS
500P2300-505	Blade Assy, Main Rotor	651U	0.00	3200 Airframe Hours	1703.50	4903.50	2957.60 Hours
500P2300-505	Blade Assy, Main Rotor	651U	0.00	1000000 Blade RINS	615811.50	1615811.50	912931.50 RINS
600N3500-509	Tailboom Assy.	7604-0008	184.50	6000 Airframe Hours	638.60	6454.10	4508.20 Hours
MHS5482-6H16 (R)	Tailboom Bolts	N/A	0.00	300 Airframe Hours	1879.60	2179.60	233.70 Hours R
369X1004-5	Folding Pin, M/R Blade	B320	0.00	7600 Airframe Hours	454.10	8054.10	6108.20 Hours
369A1004-5	Folding Pin, M/R Blade	009884-B124	0.00	7600 Airframe Hours	454.10	8054.10	6108.20 Hours
369A1004-5	Folding Pin, M/R Blade	009884-B147	0.00	7600 Airframe Hours	454.10	8054.10	6108.20 Hours
369A1004-5	Folding Pin, M/R Blade	009884-B122	0.00	7600 Airframe Hours	454.10	8054.10	6108.20 Hours
369A1004-5	Folding Pin, M/R Blade	009884-B130	0.00	7600 Airframe Hours	454.10	8054.10	6108.20 Hours
369A1004-5	Folding Pin, M/R Blade	009884-B146	0.00	7600 Airframe Hours	454.10	8054.10	6108.20 Hours
369A1004-5	Folding Pin, M/R Blade	009884-B150	0.00	7600 Airframe Hours	454.10	8054.10	6108.20 Hours
369X1004-5	Folding Pin, M/R Blade	B447	0.00	7600 Airframe Hours	454.10	8054.10	6108.20 Hours
369X1004-5	Folding Pin, M/R Blade	B438	0.00	7600 Airframe Hours	454.10	8054.10	6108.20 Hours
369X1004-5	Folding Pin, M/R Blade	B484	0.00	7600 Airframe Hours	454.10	8054.10	6108.20 Hours
369X1004-5	Folding Pin, M/R Blade	B431	0.00	7600 Airframe Hours	454.10	8054.10	6108.20 Hours
369X1004-5	Folding Pin, M/R Blade	B317	0.00	7600 Airframe Hours	454.10	8054.10	6108.20 Hours
500N5310-23	Fan Blade Assembly	5146-0537	0.00	12500 Airframe Hours	1596.10	14096.10	12150.20 Hours
500N5310-23 (R)	Fan Blade Assembly	5146-0538	0.00	12500 Airframe Hours	1596.10	14096.10	12150.20 Hours R
500N5310-23 (R)	Fan Blade Assembly	5146-0539	0.00	12500 Airframe Hours	1596.10	14096.10	12150.20 Hours R
500N5310-23 (R)	Fan Blade Assembly	5146-0540	0.00	12500 Airframe Hours	1596.10	14096.10	12150.20 Hours R
500N5310-23 (R)	Fan Blade Assembly	5146-0528	0.00	12500 Airframe Hours	1596.10	14096.10	12150.20 Hours R
500N5310-23 (R)	Fan Blade Assembly	5146-0531	0.00	12500 Airframe Hours	1596.10	14096.10	12150.20 Hours R
500N5310-23 (R)	Fan Blade Assembly	5146-0530	0.00	12500 Airframe Hours	1596.10	14096.10	12150.20 Hours R
500N5310-23 (R)	Fan Blade Assembly	5146-0536	0.00	12500 Airframe Hours	1596.10	14096.10	12150.20 Hours R
500N5310-23 (R)	Fan Blade Assembly	5146-0524	0.00	12500 Airframe Hours	1596.10	14096.10	12150.20 Hours R
500N5310-23 (R)	Fan Blade Assembly	5146-0532	0.00	12500 Airframe Hours	1596.10	14096.10	12150.20 Hours R
500N5310-23 (R)	Fan Blade Assembly	5146-0533	0.00	12500 Airframe Hours	1596.10	14096.10	12150.20 Hours R

BRIM AVIATION
P O BOX 3009
ASHLAND, OREGON 97520
445 DEAD INDIAN MEMORIAL RD
ASHLAND, OREGON 97520

PH: 541-482-1008
EMAIL: INFO@BRIMAVIATION.COM
WWW.BRIMAVIATION.COM

Maintenance Tracking Report

AIRCRAFT REGISTRATION: N810LA DATE: 12-22-2019 PAGE NO: 5

500N5310-23 (R)	Fan Blade Assembly	5146-0518	0.00	12500 Airframe Hours	1596.10	14096.10	12150.20 Hours R
500N5310-23 (R)	Fan Blade Assembly	5146-0525	0.00	12500 Airframe Hours	1596.10	14096.10	12150.20 Hours R
369D22014-501	Mast Assy, M/R	009999-2302	454.10	3500 Airframe Hours	454.10	3500.00	1554.10 Hours
369D21254 (R)	Upper Thrust Brg. Cone	TBD	0.00	600 Airframe Hours	1596.10	2196.10	250.20 Hours R
369D21255 (R)	Upper Thrust Brg. Cup	TBD	0.00	600 Airframe Hours	1596.10	2196.10	250.20 Hours R
369H5655-3, -5 (R)	Oil Cooler Blower Bearings	062355-7048 + 7569	729.00	1200 Airframe Hours	1741.60	2212.60	266.70 Hours R
93920219	Belt	N/A	0.00	1200 Airframe Hours	1741.60	2941.60	995.70 Hours
600N5510-1	M/R Drive Shaft (Retire)	5009-0197	35.30	14000 Airframe Hours	1596.10	15560.80	13614.90 Hours
600N5510-1	M/R Drive Shaft (Retire)	5009-0197	30086.00	1000000 M/R D/S RINS	121919.00	1091833.00	945596.00 RINS
500N3740-71	Rotating Cone Assy.	006040-0007	1153.50	10000 Airframe Hours	1596.10	10442.60	8496.70 Hours
369D21210-501	Retension Strap, M/R	5145-N406	650.10	2770 Airframe Hours	1596.10	3716.00	1770.10 Hours
369D21210-501	Retension Strap, M/R	5145-N490	650.10	2770 Airframe Hours	1596.10	3716.00	1770.10 Hours
369D21210-501	Retension Strap, M/R	5145-N491	650.10	2770 Airframe Hours	1596.10	3716.00	1770.10 Hours
369D21210-501	Retension Strap, M/R	5145-N492	650.10	2770 Airframe Hours	1596.10	3716.00	1770.10 Hours
369D21210-501	Retension Strap, M/R	5145-N494	650.10	2770 Airframe Hours	1596.10	3716.00	1770.10 Hours
369D21210-501	Retension Strap, M/R	5145-N493	650.10	2770 Airframe Hours	1596.10	3716.00	1770.10 Hours
500N5352-9	Hub, Fan	000038-0135	0.00	7500 Airframe Hours	0.00	7500.00	5554.10 Hours
369D21257-3	Thrust Bearing Cup Lower	5837-0061	650.10	5400 Airframe Hours	1596.10	6346.00	4400.10 Hours
369D21256-3	Thrust Bearing Cone Lower	5837-0012	650.10	5400 Airframe Hours	1596.10	6346.00	4400.10 Hours
369D21220	Lead Lag Bolt	5013-8213	650.10	5400 Airframe Hours	1596.10	6346.00	4400.10 Hours
369D21220	Lead Lag Bolt	5013-8213	127714.20	1000000 LL Bolt RINS	286317.30	1158603.10	811938.40 RINS
369D21220	Lead Lag Bolt	5013-8215	650.10	5400 Airframe Hours	1596.10	6346.00	4400.10 Hours
369D21220	Lead Lag Bolt	5013-8215	127714.20	1000000 LL Bolt RINS	286317.30	1158603.10	811938.40 RINS
369D21220	Lead Lag Bolt	5013-8257	650.10	5400 Airframe Hours	1596.10	6346.00	4400.10 Hours
369D21220	Lead Lag Bolt	5013-8257	127714.20	1000000 LL Bolt RINS	286317.30	1158603.10	811938.40 RINS
369D21220	Lead Lag Bolt	5013-8391	650.10	5400 Airframe Hours	1596.10	6346.00	4400.10 Hours
369D21220	Lead Lag Bolt	5013-8391	127714.20	1000000 LL Bolt RINS	286317.30	1158603.10	811938.40 RINS
369D21220	Lead Lag Bolt	5013-8426	650.10	5400 Airframe Hours	1596.10	6346.00	4400.10 Hours
369D21220	Lead Lag Bolt	5013-8426	127714.20	1000000 LL Bolt RINS	286317.30	1158603.10	811938.40 RINS
369D21220	Lead Lag Bolt	5013-8536	650.10	5400 Airframe Hours	1596.10	6346.00	4400.10 Hours
369D21220	Lead Lag Bolt	5013-8536	127714.20	1000000 LL Bolt RINS	286317.30	1158603.10	811938.40 RINS
369H1203-51	Lead Lag Link	5432-H354	650.10	11080 Airframe Hours	1596.10	12026.00	10080.10 Hours
369H1203-51	Lead Lag Link	5432-H445	650.10	11080 Airframe Hours	1596.10	12026.00	10080.10 Hours
369H1203-51	Lead Lag Link	5432-H510	650.10	11080 Airframe Hours	1596.10	12026.00	10080.10 Hours
369H1203-51	Lead Lag Link	5432-H513	650.10	11080 Airframe Hours	1596.10	12026.00	10080.10 Hours
369H1203-51	Lead Lag Link	5432-H521	650.10	11080 Airframe Hours	1596.10	12026.00	10080.10 Hours
369H1203-51	Lead Lag Link	5432-H522	650.10	11080 Airframe Hours	1596.10	12026.00	10080.10 Hours
369H1203-51	Lead Lag Link	5432-H541	650.10	11080 Airframe Hours	1596.10	12026.00	10080.10 Hours
369H1203-51	Lead Lag Link	008158-4266	3350.10	11080 Airframe Hours	1596.10	9326.00	7380.10 Hours
369H1203-51	Lead Lag Link	008158-4320	3350.10	11080 Airframe Hours	1596.10	9326.00	7380.10 Hours
369H1203-51	Lead Lag Link	008158-4349	3350.10	11080 Airframe Hours	1596.10	9326.00	7380.10 Hours
369H1203-51	Lead Lag Link	008158-4440	3350.10	11080 Airframe Hours	1596.10	9326.00	7380.10 Hours
369H1203-51	Lead Lag Link	008158-4447	3350.10	11080 Airframe Hours	1596.10	9326.00	7380.10 Hours
369D21400-503	M/R Dampner	005437-22286	0.00	On Condition	N/A	On Condition	N/A
369D21400-503	M/R Dampner	005437-22401	0.00	On Condition	N/A	On Condition	N/A

BRIM AVIATION
P O BOX 3009
ASHLAND, OREGON 97520
445 DEAD INDIAN MEMORIAL RD
ASHLAND, OREGON 97520

PH: 541-482-1008
EMAIL: INFO@BRIMAVIATION.COM
WWW.BRIMAVIATION.COM

Maintenance Tracking Report

369D21400-503	M/R Dampner	005437-22370	0.00	On Condition	N/A	On Condition	N/A
369D21400-503	M/R Dampner	005437-22288	0.00	On Condition	N/A	On Condition	N/A
369D21400-503	M/R Dampner	005437-22290	0.00	On Condition	N/A	On Condition	N/A
369D21400-503	M/R Dampner	005437-22385	0.00	On Condition	N/A	On Condition	N/A
500N3910-17	Horiz. Stab. Assy.	006040-0005	0.00	On Condition	N/A	On Condition	N/A
500N5400	Notar Transmission	N/A	0.00	On Condition	N/A	On Condition	N/A

Engine 1 Lifed Components

Part No.	Description	Serial No.	Life At Install	Period	Last Done	Next Due	Remaining
23073353 (OH)	Bleed Valve	FF58567	0.00	1500 Engine1 Hours	1472.20	2972.20	1026.30 Hours OH
23078031 (OH)	HMU	JGALM0533	0.00	2500 Engine1 Hours	0.00	2500.00	554.10 Hours OH
23065593	Compressor 2000hr Inspection	CAC-44508	0.00	2000 Engine1 Hours	1328.20	3328.20	1382.30 Hours
23065591	Impeller	JY107971	0.00	7500 Engine1 Hours	1328.20	8828.20	6882.30 Hours
23065591 (OH)	Impeller	JY107971	0.00	15000 Airframe Cycles	2522.00	17522.00	14293.00 Cycles OH
23063354 (OH)	Turbine Assy.	CAT-45434	0.00	2000 Engine1 Hours	1596.80	3596.80	1650.90 Hours OH
M250-10227	1st Stage Wheel	X617871	0.00	2025 Engine1 Hours	1596.80	3621.80	1675.90 Hours
M250-10227	1st Stage Wheel	X617871	0.00	3000 Airframe Cycles	2960.00	5960.00	2731.00 Cycles
M250-10658	2nd Stage Wheel	X623457	0.00	2025 Engine1 Hours	1596.80	3621.80	1675.90 Hours
M250-10658	2nd Stage Wheel	X623457	0.00	3000 Airframe Cycles	2960.00	5960.00	2731.00 Cycles
M250-10748	3rd Stage Wheel	X589740	1678.50	4550 Engine1 Hours	1596.80	4468.30	2522.40 Hours
M250-10748	3rd Stage Wheel	X589740	2828.00	6000 Airframe Cycles	2960.00	6132.00	2903.00 Cycles
23066744	4th Stage Wheel	X585948	1678.50	4550 Engine1 Hours	1596.80	4468.30	2522.40 Hours
23066744	4th Stage Wheel	X585948	2828.00	6000 Airframe Cycles	2960.00	6132.00	2903.00 Cycles
23066745	Accessory GBX.	CAG-47851	1152.30	On Condition	N/A	On Condition	N/A
m250-10604 (OH)	Fuel Nozzle	1TR03212	0.00	2000 Engine1 Hours	1596.10	3596.10	1650.20 OH
23089311	FADEC ASSY	JG6ALW0005	0.00	On Condition	N/A	On Condition	N/A

ADs

Types	Subject	AD Number	Based On	Period	Warning	Last Done	Next Due	Remaining
Repetitive ADs	152:AD TT-Straps	2013-03-03	Date (Years)	5	0 Years	03-19-2019	03-19-2024	1541
Repetitive ADs	151:AD MR Blade Crack Inspection	2019-05-04	Airframe Hours	100	20 Hours	1879.60	1979.60	33.70
Repetitive ADs	137:AD TOT	2000-08-22	Airframe Hours	300	50 Hours	1879.60	2179.60	233.70